UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2015

Business Development Corporation of America

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00821 (Commission File Number)	27-2614444 (IRS Employer Identification No.)

405 Park Avenue, 14th Floor

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 415-6500

Not Applicable

(Address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 26, 2015, Business Development Corporation of America (the “Company”) announced the pricing of a $100 million aggregate principal amount of 6.00% fixed rate senior notes due 2020 (the “Notes”). The Notes will be sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 26, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT
CORPORATION OF AMERICA

Date: August 26, 2015	By:	/s/ Peter M. Budko
Peter M. Budko
Chief Executive Officer and Chairman of the Board of Directors